SECRETARY'S CERTIFICATE OF CORPORATE RESOLUTIONS OF TD AMERITRADE CLEARING, INC.

I, Janis Campanella, hereby certify that I am the duly elected, qualified and acting Secretary of TD AMERITRADE Clearing, Inc., a corporation validly existing and in good standing under the laws of the State of Nebraska (the "Corporation").

I further certify that by unanimous written consent of the Corporation's Board of Directors dated March 30, 2010, the following resolutions were adopted and ever since have been and now are in full force and effect:

WHEREAS, it is in the best interests of the Corporation to grant authority to certain officers, managers and employees to take action on behalf of the Corporation.

NOW, THEREFORE, BE IT RESOLVED, that each of the following officers, managers, and employees be, and they hereby are, fully authorized and empowered to transfer, endorse, buy, sell, assign, set over and deliver any and all shares of stock, bonds, debentures, notes, evidences of indebtedness, mutual funds or other securities, including non-standard assets, now or hereafter standing in the name of or owned by the Corporation, and to make, execute, and deliver, under the corporate seal of the Corporation, any and all written instruments and take any other action necessary or proper to effectuate the authority hereby conferred:

Felix B. Davidson	President
William J. Gerber	Chief Financial Officer
William T. Yates	Treasurer, Vice President and Managing Director, Brokerage Operations Finance
Michael R. Brennan	Vice President
Michael D. Chochon	Managing Director, Operations
Lance W. Deal	Director
Thomas H. Donan	Director, Operations
Renee S. Capelle	Director, Operations
MonaLisa T. Raass	Director, Operations
Steven Goodrich	Senior Manager
Romeo L. Pineda	Senior Manager
Fritz Louis-Charles	Senior Manager

FURTHER RESOLVED, that each of the following Team Managers be, and they hereby are, fully authorized and empowered to transfer, endorse, buy, sell, assign, set over and deliver any and all shares of stock, bonds, debentures, notes, evidences of indebtedness, mutual funds or other securities, including non-standard assets, now or hereafter standing in the name of or owned by the Corporation, and to make, execute, and deliver, under the corporate seal of the Corporation, any and all written instruments and take any other action necessary or proper to effectuate the authority hereby conferred, except that any such action by a Team Manager must be pre-approved or countersigned, as appropriate, by one other Team Manager;

Richard A. Fleeman	Team Manager
Mark A. Justice	Team Manager
Lloyd C. Taylor	Team Manager
Kelly D. Lambert	Team Manager
Nicholas J. Engel	Team Manager
Robin K. Gardner	Team Manager
Olga V. Jackson	Team Manager
Corey L. Scott	Team Manager

FURTHER RESOLVED, that the following Team Manager be, and she hereby is, fully authorized and empowered to transfer, endorse, buy, sell, assign, set over and deliver any and all non-standard assets, now or hereafter standing in the name of or owned by the Corporation, and to make, execute, and deliver, under the corporate seal of the Corporation, any and all written instruments and take any other action necessary or proper to effectuate the authority hereby conferred:

Catherine C. Ofsanik	Team Manager
Nicholas J. Engel	Team Manager

FURTHER RESOLVED, that the following Senior Manager be, and he hereby is, fully authorized and empowered to execute and deliver on behalf of the Corporation any and all mutual fund selling agreements and all letters of intent or other documents required to consummate such mutual fund selling agreements, and to take any other action necessary or proper to effectuate the authority hereby conferred:

Charles L. Upchurch — Senior Manager, Mutual Funds

FURTHER RESOLVED, that any and all actions heretofore taken by any of the individuals named in the above resolutions in connection with the matters contemplated by these resolutions is hereby approved, ratified and confirmed in all respects as fully as if such actions had been presented to the Board for its approval prior to such action being taken.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2010.

Janis Campanella
Secretary

SIGNATURE GUARANTEED
MEDALLION GUARANTEED
TD AMERITRADE
CLEARING, INC.
AUTHORIZED SIGNATURE
(027) Z9011940
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM